                                                                    EXHIBIT 99.1

                         PRIORITY HEALTHCARE CORPORATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Priority Healthcare Corporation (the "Company") on Form 10-K for the period ending December 28, 2002, as filed with the Securities and Exchange Commission on March 28, 2003 (the "Report"), I, Steven D. Cosler, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/ Steven D. Cosler
                                     -------------------------------------
                                     Steven D. Cosler
                                     President and Chief Executive Officer
                                     March 28, 2003

A signed original of this written statement required by Section 906 has been provided to Priority Healthcare Corporation and will be retained by Priority Healthcare Corporation and furnished to the Securities and Exchange Commission or its staff upon request.